UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest reported): July 19, 2005


                               W3 GROUP, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                   0-27083                 84-1108035
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(State or Other Jurisdiction   (Commission File      (IRS Employer
of Incorporatio)                Number                Identification Number)


           60 East 42nd Street, Suite 1163, New York, NY 10165
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                 (Address of Principal Executive Offices)



                             (212) 750-7878
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            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On July 19, 2005, W3 Group, Inc. (the "Company"), Aftersoft Group, Inc., a Delaware corporation ("Aftersoft") and Auto Data Network, Inc., a Delaware corporation and the sole shareholder of Aftersoft (the "Aftersoft Shareholder") entered into an Acquisition Agreement (the "Agreement") pursuant to which the Company will acquire all of the outstanding shares of common stock of Aftersoft in exchange for the issuance by the Company to the Aftersoft Shareholder of 32,500,000 newly-issued shares of common stock of the Company, par value $.0001 per share (the "Common Stock"). It is anticipated that following the consummation of the transaction, the current shareholders of the Company will own approximately 4.7% of the total outstanding shares.

The consummation of the transaction is subject to the satisfaction of customary conditions in similar transactions, including requisite consents, the truth and accuracy of the parties' respective representations and warranties, the absence of any pending litigation seeking to restrain or invalidate the transaction and the lack of any material adverse changes since the execution and delivery of the Agreement.

The Agreement also contemplates that concurrent with the closing of the transaction, (a) the Board of Directors of the Company will appoint new directors as designated by the Aftersoft Shareholders and shall thereafter resign with such newly appointed directors to fill such posts until the next annual election of directors; and (b) all current officers of the Company shall resign from their positions with the Company, with new officers to be appointed by the new Board members.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

Aftersoft is in the automotive software business and provides a broad range of supply chain management solutions to automotive parts manufactures, distributors and retailers.

Item 5.01  Changes in Control of Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1. Acquisition Agreement dated July 19, 2005 by and between W3 Group, Inc., Aftersoft Group, Inc. and Auto Data Network, Inc.

                                SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 22, 2005		      W3 GROUP, INC., A Delaware Corporation
				      (Registrant)


                                      By: /s/ Robert Gordon
                                          Robert Gordon
                                          President

Exhibit 10.1

                         ACQUISITION AGREEMENT

    This Agreement, entered into and effective the 19th day of July, 2005, by, between and among W3 Group, Inc., a corporation organized under the laws of the State of Delaware (hereinafter the "Purchaser"), Aftersoft Group, Inc., a Delaware corporation (hereinafter the "Company") and Auto Data Network, Inc., the shareholder of the Company ("the Shareholder").

                              Witnesseth:

    WHEREAS, Purchaser wishes to acquire, and Shareholder is willing to exchange, all of the outstanding stock of the Company in exchange for common stock of the Purchaser;

    NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholder approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:

                              ARTICLE I
             Shares to be Transferred and Shares to be Issued

1. a. On the Closing Date, as that term is hereinafter defined, the Shareholder shall transfer to Purchaser certificates for the number of shares of the common stock of the Company described in Schedule "A", attached hereto and incorporated herein, which, in the aggregate, shall represent all of the issued and outstanding shares of stock of the Company. Such certificates shall be duly endorsed in blank by Shareholder or accompanied by duly executed stock powers in blank with signatures guaranteed. Alternatively, the shareholders may assign their rights to the shares if the shares have not been physically issued in the form of stock certificates, or if the certificates have been lost.

     b. In exchange for the transfer of the common stock of the Company pursuant to sub-section 1.a. hereof, Purchaser shall on the Closing Date and contemporaneously with such transfer of the common stock of the Company to it by the Shareholder, or rights thereto, issue and deliver to the Shareholder the number of shares of common stock of the Purchaser specified on Schedule "B" hereof. (See Paragraph 9.03 (e)).

2. The parties intend that this acquisition and exchange of shares is to be a "tax free" exchange/transaction pursuant to Section 368(a)(1)(b) of the Internal Revenue Code of the United States.

                              ARTICLE II
              Representations and Warranties of Shareholder

2.01   Ownership of Stock.

Shareholder is the record owners and holders of the number of fully paid and non-assessable shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such shares until the delivery thereof to the Purchaser on the Closing Date and all such shares of stock are or will be, on the Closing Date, owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability, except those restrictions imposed by the Securities Act of 1933, as amended (the "Securities Act"). The Shareholder will have full power and authority to assign and transfer their shares of the Company in accordance with the terms hereof.

                             ARTICLE III
     Representations and Warranties of the Company and the Shareholder

3.01   Capitalization

Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the stock of the Company owned by Shareholder.

3.02	Organization and Authority.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Company is presently qualified to do business in the States of Delaware and New York.

(b) The outstanding shares of the Company are legally and validly issued, fully paid and non-assessable.

(c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

(d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Company.

(e) The Disclosure Statement contains a list of the officers, directors and shareholders of the Company and copies of the articles of incorporation and by-laws currently in effect of the Company.

(f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholder, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

(g) The authorized capital stock of the Company consists of One Thousand Five Hundred (1,500) shares of common stock, $0.001 par value, all of which shares are or will be issued and outstanding at the time of closing.

     3.06 Taxes. All federal, foreign, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

                               ARTICLE IV
                  Representations and Warranties of Purchaser

      Purchaser represents and warrants as follows, such representations and warranties to be true and correct both at the date hereof and at the closing, unless otherwise indicated:


4.01    Organization and Authority.

The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location. The Purchaser is presently qualified to do business Delaware.

     (a) The outstanding shares of the Purchaser are legally and validly issued, fully paid and non-assessable.

     (b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation, except as listed on the Disclosure Statement.

     (c) The minute book of the Purchaser made available to the Company and Shareholder contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

     (d) The Disclosure Statement contains a list of the officers, directors
and  shareholders   of  the  Purchaser  and  copies   of  the  articles   of
incorporation and by-laws currently in effect of the Purchaser.

     (e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

     (f) The authorized capital stock of the Purchaser consists of 110 million (110,000,000) shares of which 100 Million (100,000,000) shares are common stock, $.0001 par value, and 10 Million (10,000,000) shares are preferred stock $.0001 par value. After giving effect to the transactions contemplated by this Agreement, at closing, approximately thirty four million one hundred thousand nine hundred seven (34,100,907) shares of common stock will be issued and outstanding and no shares of preferred stock will be issued and outstanding.

     (g) Purchaser represents that at the time of closing it will have no assets or liabilities other than that which is reflected in its audited financial statements.

     (h) Purchaser represents that at the time of closing it will have taken all necessary steps to comply with all applicable state and federal securities laws and regulations and that, to the knowledge of the Purchaser, at the time of closing, there will not be any litigation, arbitration, governmental or other proceeding (formal or informal), claim or investigation pending or threatened, with respect to the Purchasers compliance with any and all applicable securities laws and regulations.

     (i) At the time of closing, without taking into account any of the new Shareholder, Purchaser shall have approximately 391 shareholders.

     (j) Purchaser   is  in   compliance  with  all  laws  and  regulations,
including, without limitation, securities laws; Purchaser has made all filings, reports and registrations, and furnished all notices or notifications, required to be filed or made under applicable securities laws (all of the foregoing, "SEC Reports"); and all of Purchaser's SEC Reports comply as to form and substance with applicable securities laws and none contains a material misstatement of fact or omits to state a fact the omission of which would be materially misleading.

4.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of its shares of common stock contemplated hereby has been authorized by the board of directors of Purchaser.

4.03 Legality of Shares to be Issued. The shares of common stock of Purchaser to be delivered pursuant to this Agreement, when so delivered, will have been duly and validly authorized and issued by Purchaser and will be fully paid and non-assessable.

4.04 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

                                   ARTICLE V
                             Covenants of Parties

5.01 Access to Information. Each party to this Agreement and its authorized representatives shall have full access during normal business hours without undue disruption of business to all properties, books, records, contracts and documents of the other party as reasonably necessary for the purpose of due diligence in connection with this Agreement, and each party shall furnish or cause to be furnished to the other party and its authorized representative all information with respect to its affairs and business as the other party may reasonably request for such purpose, in each case subject to customary confidentiality agreements.

5.02   Actions Prior to Closing.   From and after the date of this Agreement
and until the Closing Date, neither the Purchaser nor the Company shall materially alter its business.

                                 ARTICLE VI
               Conditions Precedent to Purchaser's Obligations

     Each and every obligation of Purchaser to be performed on the Closing Date shall be subject to the satisfaction of the Purchaser of the following conditions:

6.01 Truth of Representations and Warranties. The representations and warranties made by the Company and Shareholder in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date.

6.02 Compliance with Covenants. Shareholder shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the Closing Date, including the delivery of the closing documents specified hereafter.

6.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholder, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

6.04   Receipt of Approvals, Etc.   All  approvals, consents  and/or waivers
that are necessary to effect the transactions contemplated hereby shall have been received.

6.05 No Material Adverse Change. As of the Closing Date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

6.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser herewith.

6.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may reasonably request shall have been delivered to Purchaser. The Company and the Shareholder shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article VI.

                                ARTICLE VII
                   Conditions Precedent to Obligations
                      of the Company and Shareholder

   Each and every obligation of the Company and shareholders to be performed on the Closing Date shall be subject to the satisfaction prior thereto of the following conditions:

7.01 Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true at and as of the Closing Date as though such representations and warranties were made at and as of the transfer date.

7.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

7.04   Receipt of Approvals, Etc.    All approvals, consents  and/or waivers
that are necessary to effect the transactions contemplated hereby shall have been received.

7.05 No Material Adverse Change. As of the Closing Date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

7.06 Accuracy of Financial Statements. The Company and the Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith.

7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may reasonably request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholder may request as to compliance with the conditions set forth in this Article VII.

                                  ARTICLE VIII
                           Securities Act Provisions

8.01 Restrictions on Disposition of Shares. Shareholder covenant and warrant that the shares of common stock being received are being acquired for their own accounts and not with the present view towards the distribution thereof and they will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act or
(ii) in any other transaction which, in the opinion of counsel, reasonably acceptable to Purchaser, is exempt from registration under the Securities Act.In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of common stock of the Purchaser at the time of issuance of such shares pursuant to this Agreement, and stop transfer instructions consistent therewith shall be placed with the transfer agent for the securities.

8.02 Notice of Limitation Upon Disposition. Each Shareholder is aware that the shares issued pursuant to this Agreement will not have been registered pursuant to the Securities Act; and, therefore, under current interpretations and applicable rules, the Shareholder will have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission (the "SEC") and such disposition may be available only if the Purchaser is current in its filings with the SEC under the Securities Exchange Act of 1934, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales. Notwithstanding the foregoing, the Purchaser hereby agrees to prepare and file a resale registration statement covering the shares issued to the Shareholder upon request by the Shareholder following the Closing in order to permit the Shareholder to distribute the shares to their own respective shareholders. This is a covenant of Purchaser which is a material part of the inducement to the Shareholder to enter into this Agreement.

8.03 Limited Public Market for Common Shares. The Shareholder acknowledges that the public trading market for the shares of common stock being issued pursuant to this Agreement is limited and there is no assurance that an active trading market will develop.

                               ARTICLE IX
                                 Closing

9.01 Time. The closing of this transaction ("closing") shall be effective on the date set by the parties hereto, on or after 20 days from the mailing of an Information Statement that the Purchaser shall mail to its shareholders. Such date is referred to in this agreement as the "Closing Date."

9.02   Documents   To   Be  Delivered  by  Shareholder.  At the closing, the
Shareholder shall deliver to Purchaser the following documents:

     (a) Certificates or assignments for all shares of stock of the Company in the manner and form required by sub-section 1.01 hereof.

     (b) A certificate signed by the President of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on or given on and as of the Closing Date and that Shareholder has performed and complied with all of its obligations under this Agreement which are to be performed or complied with by or prior to or on the Closing Date.

     (c) A copy of the by-laws of the Company certified by its secretary and a copy of the certificate of incorporation of the Company.

     (d) Certificates or letters from Shareholder evidencing the taking of the shares in accordance with the provisions of this agreement and their understanding of the restrictions thereunder.

     (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.

     (f) A certified copy of the duly adopted resolutions of the board of directors of the Company authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

     (g) Documents for the appointment of new directors and officers and the resignation of current directors and officers.

9.03   Documents  To Be  Delivered by Purchaser.   At the  closing Purchaser
shall deliver to Shareholder the following documents:

     (a) Certificates for the number of shares of common stock of Purchaser as determined in Article I, sub-section1.b. hereof.

     (b) A certified copy of the duly adopted resolutions of the board of directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions thereof.

     (c) A certificate signed by the President of the Purchaser that the representations and warranties made by the Purchaser in this Agreement are true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on or given on and as of the Closing Date and that the Purchaser has performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the Closing Date.

     (d) Documents for the appointment of new directors and officers and the resignation of current directors and officers.

     (e) Confirmation that the Purchaser has no assets and no liabilities and that with the issuance of 32,500,000 shares to the Shareholder, there will be approximately 34,100,907 shares of common stock issued and outstanding.

                                  ARTICLE X
                        Termination and Abandonment

This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the Closing Date, or on a post closing basis as provided previously herein:

    (a) By mutual consent of Purchaser and the Shareholder;

    (b) By Purchaser if any of the conditions provided for in Article VI of this Agreement have not been met and have not been waived in writing by Purchaser thirty (30) days from the date herefo.

    (c) By the Company if any of the conditions provided for in Article VII of this Agreement have not been met and have not been waived in writing by the Company thirty (30) days from the date hereof.

     In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.

                                 ARTICLE XI
                                Miscellaneous

1.   Notices.    All  notices, requests, demands  and  other  communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

    (a) If to the Company or the Shareholder, to Auto Data Network Inc. at 712 Fifth Avenue, New York, NY, 10019 Reference: W3 Group Inc./Aftersoft Group Inc., or to such other person and place as the Company shall furnish to Purchaser in writing; or

    (b) If to Purchaser, to W3 Group Inc., 60 East 42nd Street (Suite 1163), New York, New York 10165, Attention: Robert Gordon, President or to such other person and place as Purchaser shall furnish to Company in writing.

2 Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

3. Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Delaware, United States of America.

4.   Assignment.   This Agreement may not be assigned in whole or in part by
the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

6. Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Delaware, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

7. Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

8. Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the State of Delaware. However, any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of New York and in no other place.

9. Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, ovenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

10. No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

11. Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Delaware.

12. Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

13. Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

14.  Further  Action.   The parties hereto agree to execute and deliver such
additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

15. Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

16. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

17. Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all parties have become signatories hereto.

   IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement as of the day and year first above written.

                                                   W3 Group, Inc.
                                                   By /s/ Robert Gordon
                                                   --------------------
                                                   Robert Gordon, President


Attest:  /s/ Gerald A. Adler
       -----------------------

                                                   Aftersoft Group, Inc.

                                                   By /s/ Lee Cole
                                                   --------------------
                                                   Lee Cole, President

Attest:
       -----------------------

SHAREHOLDER:

Auto Data Network, Inc.

By: /s/ Lee Cole
   ------------------
      Lee Cole, CFO

	                         SCHEDULE  A



Name                                             Shares To Be Purchased
------------------------                      ------------------------------
Auto Data Network Inc					1,500 shares







Total                                                   1,500 shares

                                  SCHEDULE  B




Name                                             Shares To Be Issued
------------------------                     -------------------------------
Auto Data Network Inc                              32,500,000


Total                                              32,500,000